UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 18, 2002

THE DIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (480) 754-3425

Item 5. Other Events

On July 18, 2002, Dial issued a press release relating to its second quarter financial results and outlook for the second half of 2002. A copy of the press release is attached as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
July 18, 2002

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated July 18, 2002